INVESTMENT ADVISER OF
TOTAL RETURN PORTFOLIO
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL
TOTAL RETURN FUND
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

INDEPENDENT AUDITORS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

EV TRADITIONAL TOTAL RETURN FUND
24 FEDERAL STREET
BOSTON, MA 02110
                                                                    T-TMSRC-2/96
[LOGO]



EV TRADITIONAL
TOTAL RETURN
FUND


ANNUAL
SHAREHOLDER REPORT
DECEMBER 31, 1995

To Shareholders

EV Traditional Total Return Fund had a total return of 27.5% for the year ended December 31, 1995. That return includes an increase in net asset value per share from $7.63 to $9.13 and the reinvestment of $0.403 per share in income dividends and $0.14 in capital gain distributions.

By comparison, the Lipper Utility Fund Index, an index of 30 mutual funds primarily invested in utility stocks, gained 26.9% for the year.

DECLINING INTEREST RATES HELPED UTILITIES STOCKS...

The U.S. economy remained remarkably steady during 1995, providing investors a favorable period of slow growth and low inflation. The nation's annualized rate of economic growth was 2.7% in the first quarter and 1.3% in the second quarter of the year, rising to 4.2% in the third quarter. It was expected to be between 2% and 3% for the fourth quarter.

Concerned about the economy slowing too much, the Fed in July lowered the federal funds rate by a quarter of a percentage point, and announced another quarter-point decrease in December. These changes helped the economy continue to advance at a slow but steady pace.

The yields of long-term U.S. Treasury bonds fell to nearly 6% after rising to nearly 8% on December 31, 1994. Generally, utility stock prices increase as interest rates decline because their behavior parallels that of long-term fixed-income securities, and, indeed, utility stocks performed well during the year.

Early in 1995, there were fears that electric utilities would face increased competition and that the market would punish those companies with higher-cost power generating plants and those serving large industrial customers with powerful bargaining positions. As the year progressed, it became clear that regulatory, legislative and competitive developments were moving more slowly than first feared, giving these utilities time to put their houses in order.

MERGERS HERALD A CHANGING ELECTRIC UTILITY SECTOR...

A number of electric utility companies announced mergers during the year. While the merger of Northern States Power and Wisconsin Energy combined two large, healthy companies, other mergers later in the year often involved a large, higher-cost company acquiring a smaller, lower-cost company to average down costs of production. Generally, it appears that the remaining utilities will be larger and more efficient.

The telephone sector, quiet during the first half of the year, came alive in the second half. Gains in telephone company stocks contributed to the Fund's positive year. Portfolio Manager Timothy P. O'Brien will discuss the details of these investments later in this report.

----------------------------
[Photo of M. Dozier Gardner]           Sincerely,

                                   /s/ M. Dozier Gardner
                                       M. Dozier Gardner
                                       President
                                       February 21, 1996
----------------------------

A Profile of EV Traditional Total Return Fund

--------------------------------------------------------------------------------
                     CHANGES IN COMMON STOCK HOLDINGS* SHOW
                FUND'S RESPONSE TO CHANGING INVESTMENT CONDITIONS

      AS OF DECEMBER 31, 1994                      AS OF DECEMBER 31, 1995

ELECTRIC UTILITIES ..........  66.5%        ELECTRIC UTILITIES ..........  55.3%
REIT'S ......................  19.8%        TELEPHONE UTILITIES .........  23.5%
TELEPHONE UTILITIES .........   7.4%        FINANCIAL ...................   9.0%
OIL/GAS .....................   5.8%        OIL/GAS .....................   4.6%
OTHER .......................   0.5%        REITS .......................   4.4%
                                            OTHER .......................   3.2%

                       *By market value as of dates shown


              AS INTEREST RATES DROPPED, UTILITY STOCK PRICES ROSE
                            Label          A              B
                 Label      Date      30-Yr Treas.+   Dow Jones*
                     1      6/94          7.58          177.17
                     2      7/94          7.53          186.4
                     3      8/94          7.46          189.16
                     4      9/94          7.78          181.45
                     5     10/94          7.92          181.39
                     6     11/94          8.1           179.54
                     7     12/94          7.85          181.52
                     8      1/95          7.82          193.12
                     9      2/95          7.6           193.91
                    10      3/95          7.37          187.65
                    11      4/95          7.37          194.5
                    12      5/95          6.9           206.43
                    13      6/95          6.61          202.08
                    14      7/95          6.82          203.99
                    15      8/95          6.92          202.35
                    16      9/95          6.53          214.28
                    17     10/95          6.32          214.54
                    18     11/95          6.26          215.79
                    19     12/95          6.12          225.4

* Dow Jones Utility Average (blue line, left axis) is an unmanaged index of 15 utility common stocks.

+ U.S. Treasury yields (black line, right axis) refer to yields on 30-year
  Treasury bonds.

Sources: Towers Data Systems, Wall Street Journal.


                          EATON VANCE TOTAL RETURN FUND
                                 THE 10 LARGEST
                                EQUITY HOLDINGS**

Frontier Corp.
CINergy Corp
FPL Group, Inc.
First Interstate Bancorp
DQE, Inc.
DPL Inc.
NIPSCO Industries, Inc.
SCECorp.
Southern Co.
SBCCommunications, Inc.

**By market value, as of 12/31/95.

An interview with Timothy P. O'Brien, Vice President and Manager of the Total Return Portfolio.

Q.  TIM, HOW DID THE UTILITY SECTOR PERFORM IN 1995?

A. During 1995, there was an overall decline in interest rates, led by the Federal Reserve's cutting of its federal funds rate twice during the year. As a result, this has been a very good year for investments in general, although some investors found it frustrating because the large gains were seen in a relatively narrow band of stocks. Generally, utility stocks do well in an environment of declining interest rates, and 1995 was no exception.

Q.  IN TERMS OF MANAGING INVESTMENTS, HOW HAVE YOU RESPONDED TO THIS
    ENVIRONMENT?

A. If you look at all of 1995, the major concerns were not with responding to some preconceived notion of where the economy was headed. Instead, the strategy was to look at the distribution of stocks and begin to make some fundamental changes in our holdings. For example, at the start of 1995, we were nearly 20% invested in real estate investment trusts, or REITs. At the end of the year, REITs comprised a weighting of about 5%.

Q.  WHAT WAS THE PROBLEM WITH REITS?

A. While REITs do have relatively high yields, they simply have not performed well. In general, they performed poorly in 1995, just as they did in 1994. That adversely impacted the Fund's performance during the year.

Q.  HOW ELSE DID YOU CHANGE THE SECTORS REPRESENTED IN THE PORTFOLIO?

A. We started the year very heavily weighted in electric utilities. That amount was reduced somewhat, increasing representation in telephone stocks and foreign utilities.

Q.  WHAT FOREIGN UTILITIES WERE GOOD INVESTMENTS IN 1995?

A. British electric utility stocks saw a merger mania that, ------------------- at times, bordered on a feeding frenzy. When these
    companies were privatized in 1990, the British                [Photo of
    government, in essence, held onto the power to prevent   Timothy P. O'BRIEN]
    their merging or being acquired. That power expired in
    1995 and within a very short period, the acquisitions    -------------------
    and mergers had begun. Out of 12 utilities, seven or eight have been acquired since March. The Portfolio owned several of these, three of which rose on merger news.

    Norweb was the largest of these positions. Our total return on this stock, including dividends, was well over 50%. Midlands Electricity and Manweb also performed well. Naturally, investing in foreign stocks involves additional risks, including currency fluctuations, shifting political climates and uneven economic growth rates.

Q.  WHAT WAS THE SITUATION AMONG U.S. ELECTRIC UTILITIES?

A. There also were several mergers here. Unfortunately, the Portfolio tended to own the acquiring companies instead of the acquired, so we didn't reap many of the benefits of these deals.

    We're seeing some interesting trends among these companies. The survivors are larger, more efficient and better able to compete.

    Many electric utilities also are accelerating the amortization of their high-cost assets. This means that these companies are not showing great increases in earnings, but they are developing significant cash flow. If their managements are wise, they'll use that money to pay off debt and buy back stock. Those are pluses for investors.

Q.  HOW DID THE TELEPHONE SECTOR PERFORM?

A. It did almost nothing during the first half of the year, largely because of uncertainties surrounding the possible passage of a Telecommunications Act. In the process, people lost sight of the fact that interest rates were falling and that, statistically, these stocks were becoming cheap. All this added up to a much better second half of the year for these stocks. It's still not clear what form a Telecommunications Act will take, assuming one is approved.

Q.  WHAT'S THE LARGEST HOLDING IN THIS SECTOR?

A. Frontier Corp. is a diversified telecommunications firm that started out as a local telephone company in Rochester, NY. It expanded into long distance service and wireless, and, now, long distance amounts to 70% of the company's revenues and is driving its growth.

    Its local telephone business is very well managed.

    Frontier acquired ALC Communications, a company of approximately the same size, early in 1995. That acquisition caused the price of Frontier's stock to fall below $20. It was acquired at that point because we felt it was a strong company with a solid future. The stock closed the year at $30.

Q.  WHAT OTHER TELEPHONE STOCKS WERE AMONG THE HOLDINGS?

A. Domestically, we've acquired positions in U.S. West, GT&E and NYNEX, all of which have done well. GT&E and NYNEXhad lagged the group of regional Bell companies. We picked these underperformers because we felt the time was right for them to show some of the same gains as the other regional Bells.

    In terms of foreign stocks, we held positions in New Zealand Telephone and TeleDanmark during the year. Neither of these stocks has been a stellar performer, but both did fairly well. Both stocks tend to serve as representatives of their countries' economies. So investors who think the Danish economy might be declining will sell their TeleDanmark shares, and when they think the Danish economy is rallying, might buy more. What we did in both cases was to buy the stocks when their prices were low, stay with them as they rose a few points, and sell at the higher prices. The Portfolio had the opportunity to do that more than once during the year, and made money each time.

Q.  WHAT WERE SOME OF THE INVESTMENT SUCCESS STORIES?

A. DQE, an electric utility in Pittsburgh, PA, is one. This is a high-cost utility that's been working very hard to reduce its costs. It changed management teams in the mid 1980s, and the new team has done a very good job there. DQE has posted solid earnings, and they had a stock split in 1995. The reality is that when it comes to electric utilities, just about everyone does the same thing. DQE just did it better than many of the others.

    Another is SCE Corp., what used to be called Southern California Edison. The situation in California was dicey for a while during 1995 because it was known that state regulators were going to issue new rules for utilities. The stock was trading as though the regulators were going to pass the most anti-utility plan, which, in our opinion, just wasn't likely to happen. After discounting the worst-case scenario, we bought a large amount of this stock and realized a significant gain in a relatively short period of time.

Q.  WHAT'S THE OUTLOOK FOR UTILITIES?

A. For 1996, it's reasonably good. Electrics are still relatively inexpensive and provide a significant yield advantage over the average common stock. I still look for opportunities among foreign companies, although the foreign weighting was reduced somewhat at the end of 1995. This is because of concerns about the British pound.

    In a more general sense, electric utility companies are going to continue to face tremendous competitive pressure. But it seems that the pressures -- the need to become more efficient -- will not arrive as quickly as first thought. Utility companies that already are strong will not be affected, but the others -- those that need to become more efficient and to cut costs -- are gaining some time to accomplish their goals.

    There's also the issue of interest rates, which have a strong influence on utility stock prices. While past trends don't guarantee future results, a continuation of the current stable interest rate environment could mean a continued favorable climate for utility stocks. This is a sector where change can create opportunities for wise investors.As a result, we will continue our practice of closely monitoring all kinds of utility stocks to find stocks that demonstrate they have prospects for earnings and dividend growth, and that may provide opportunities for attractive long-term total returns.

            Comparison of Change in Value of a $10,000 Investment in
          EV Traditonal Total Return Fund and the S&P 500 Stock Index
               From December 31, 1985, through December 31, 1995

AVERAGE ANNUAL                  1              5             10
RETURNS                       Year           Year           Year
--------------                ----           ----           ----
Incl. Max Sales Charge        21.5%           9.0%           9.8%
Excl. Max. Sales Charge       27.5%          10.0%          10.3%

          Label     A                             B
Label     Date      Traditional Total Return      S&P 500
  1       12/85      9523                         10000
  2        1/86      9897                         10024
  3        2/86     10559                         10740
  4        3/86     11015                         11404
  5        4/86     10740                         11243
  6        5/86     11204                         11808
  7        6/86     12027                         12074
  8        7/86     12858                         11365
  9        8/86     13947                         12174
 10        9/86     12242                         11235
 11       10/86     12869                         11849
 12       11/86     13019                         12104
 13       12/86     12521                         11862
 14        1/87     13778                         13425
 15        2/87     13223                         13920
 16        3/87     13025                         14391
 17        4/87     12605                         14226
 18        5/87     12517                         14312
 19        6/87     12971                         15109
 20        7/87     13036                         15838
 21        8/87     13433                         16392
 22        9/87     13318                         16106
 23       10/87     10973                         12601
 24       11/87     10465                         11526
 25       12/87     10540                         12476
 26        1/88     11594                         12980
 27        2/88     11344                         13523
 28        3/88     10880                         13186
 29        4/88     10894                         13310
 30        5/88     11416                         13352
 31        6/66     11442                         14059
 32        7/88     11299                         13983
 33        8/88     11227                         13444
 34        9/88     11562                         14104
 35       10/88     11782                         14470
 36       11/88     11709                         14197
 37       12/88     11798                         14534
 38        1/89     12081                         15568
 39        2/89     11872                         15117
 40        3/89     12022                         15562
 41        4/89     12582                         16342
 42        5/89     13203                         16916
 43        6/89     13552                         16933
 44        7/89     14305                         18430
 45        8/89     14213                         18715
 46        9/89     14291                         18744
 47       10/89     14447                         18272
 48       11/89     14867                         18574
 49       12/89     15745                         19125
 50        1/90     14763                         17809
 51        2/90     14747                         17961
 52        3/90     14843                         18547
 53        4/90     14329                         18048
 54        5/90     14940                         19708
 55        6/90     14747                         19708
 56        7/90     14910                         19605
 57        8/90     14128                         17756
 58        9/90     14456                         17013
 59       10/90     15448                         16899
 60       11/90     15663                         17912
 61       12/90     15769                         18530
 62        1/91     15474                         19299
 63        2/91     16030                         20597
 64        3/91     16435                         21211
 65        4/91     16382                         21219
 66        5/91     16065                         22037
 67        6/91     15905                         21165
 68        7/91     16567                         22114
 69        8/91     17086                         22549
 70        9/91     17865                         22296
 71       10/91     18101                         22560
 72       11/91     18373                         21569
 73       12/91     19492                         24151
 74        1/92     18553                         23670
 75        2/92     18353                         23897
 76        3/92     18072                         23543
 77        4/92     18579                         24200
 78        5/92     19025                         24223
 79        6/92     19045                         23992
 80        7/92     20259                         24937
 81        8/92     20115                         24338
 82        9/92     20221                         24748
 83       10/92     20055                         24800
 84       11/92     20201                         25550
 85       12/92     20778                         25988
 86        1/93     21355                         26171
 87        2/93     22731                         26446
 88        3/93     22957                         27120
 89        4/93     22867                         26430
 90        5/93     22710                         27031
 91        6/93     23368                         27248
 92        7/93     23937                         27103
 93        8/93     24687                         28036
 94        9/93     24548                         27950
 95       10/93     24065                         28492
 96       11/93     22479                         28124
 97       12/93     22750                         28596
 98        1/94     22390                         29525
 99        2/94     21477                         28638
100        3/94     21011                         27521
101        4/94     21373                         27838
102        5/94     20497                         28183
103        6/94     19917                         27639
104        7/94     20205                         28509
105        8/94     20059                         29581
106        9/94     19702                         28989
107       10/94     19725                         29594
108       11/94     19698                         28425
109       12/94     19956                         28984
110        1/95     20530                         29688
111        2/95     20370                         30759
112        3/95     20342                         31798
113        4/95     20657                         32687
114        5/95     21665                         33874
115        6/95     21796                         34823
116        7/95     22356                         35929
117        8/95     22650                         35918
118        9/95     23726                         37582
119       10/95     23967                         37395
120       11/95     24481                         38930
121       12/95     25448                         39837

Past performance is not indicative of future results. Investment returns and principal will fluctuate so than an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.


FUND PERFORMANCE

In accordance with guidelines issued by the Securities and Exchange Commission, the chart above compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and the unmanaged S&P 500 Stock Index.

TOTAL RETURN FIGURES

The red line on the chart represents the Fund's performance, including the effect of the Fund's 4.75% maximum current sales charge. The total return figure reflects Fund expenses, transaction costs, and assumes the reinvestment of income dividends and capital gain distributions.

The dotted black line represents the performance of the S&P 500 Stock Index, a broad-based, widely recognized unmanaged index of 500 common stocks. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index.

                       EV TRADITIONAL TOTAL RETURN FUND
                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investment in Total Return Portfolio (Portfolio) at value
    (Note 1A)                                                      $457,503,758
  Receivable for Fund shares sold and dividend reinvestments          1,491,470
                                                                   ------------
      Total assets                                                 $458,995,228
LIABILITIES:
  Payable for Fund shares redeemed                    $823,572
  Payable to affiliate --
    Trustees' fees                                       1,153
  Accrued expenses                                     291,536
                                                      --------
      Total liabilities                                               1,116,261
                                                                   ------------
NET ASSETS for 50,134,483 shares of beneficial interest
  outstanding                                                      $457,878,967
                                                                   ============
SOURCES OF NET ASSETS:
  Proceeds from sales of shares (including shares
    issued to shareholders electing to receive
    payment of distributions in shares), less cost
    of shares redeemed                                             $319,978,443
  Undistributed net investment income                                52,881,897
  Accumulated net realized loss on investments and
    financial futures transactions
    (computed on the basis of identified cost)                         (727,750)
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                                 85,746,377
                                                                   ------------
      Total net assets                                             $457,878,967
                                                                   ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($457,878,967 / 50,134,483 shares of beneficial interest)            $9.13
                                                                       =====
COMPUTATION OF OFFERING PRICE:
  Offering price per share (100/95.25 of $9.13)                        $9.59
                                                                       =====
On sales of $100,000 or more, the offering price is reduced.



    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                       For the Year Ended December 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net
    of withholding tax of $254,557)                                $ 22,007,136
  Interest income allocated from Portfolio                            3,070,992
  Expenses allocated from Portfolio                                  (3,705,793)
                                                                   ------------
      Total investment income                                      $ 21,372,335
  Expenses --
    Compensation of Trustees not members of the
      Investment Adviser's organization (Note 5)     $     3,611
    Custodian fees (Note 5)                               25,268
    Service fees (Note 4)                                873,679
    Transfer and dividend disbursing agent fees          341,722
    Printing and postage                                 159,223
    Legal and accounting services                         21,118
    Registration fees                                     27,112
    Amortization of organization expenses (Note 1D)       25,236
    Miscellaneous                                         77,597
                                                      ----------
      Total expenses                                                  1,554,566
                                                                   ------------
        Net investment income                                      $ 19,817,769
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain (loss) (identified cost basis) --
    Investment transactions                          $22,828,443
    Financial futures contracts                       (7,420,069)
                                                     ----------
        Net realized gain on investment
          transactions and financial futures
          (identified cost basis)                    $15,408,374
  Change in unrealized appreciation of
    investments                                       72,148,280
                                                     ----------
        Net realized and unrealized gain on
          investments                                                87,556,654
                                                                   ------------
          Net increase in net assets resulting
            from operations                                        $107,374,423
                                                                   ============



    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                                ------------------------------
                                                     1995            1994
                                                --------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                       $  19,817,769   $  25,272,198
    Net realized gain (loss) from Portfolio        15,408,374     (11,690,881)
    Change in unrealized appreciation from
      Portfolio                                    72,148,280     (89,379,420)
                                                -------------   -------------
      Net increase (decrease) in net assets
        resulting from operations               $ 107,374,423   $ (75,798,103)
                                                -------------   -------------
Distributions to shareholders --
  From net investment income                    $ (19,282,519)  $ (24,976,010)
  In excess of net investment income               (2,062,200)       --
  From net realized gain on investment
    transactions                                   (3,821,636)       --
  In excess of net realized gain on investment
    transactions                                   (3,085,824)       --
                                                -------------   -------------
    Total distributions to shareholders         $ (28,252,179)  $ (24,976,010)
                                                -------------   -------------
Net decrease in net assets from Fund share
  transactions (Note 2)                         $ (66,376,647)  $ (83,606,054)
                                                -------------   -------------
    Net increase (decrease) in net assets       $  12,745,597   $(184,380,167)
NET ASSETS:
  At beginning of year                            445,133,370     629,513,537
                                                -------------   -------------
  At end of year (including undistributed net
    investment income of
    $52,881,897 and $53,912,387, respectively)  $ 457,878,967   $ 445,133,370
                                                -------------   -------------



    The accompanying notes are an integral part of the financial statements

                                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                        1995              1994            1993            1992            1991
                                                      --------          --------        --------        --------        --------
NET ASSET VALUE -- Beginning of year                  $ 7.6300          $ 9.1400        $ 9.3600        $ 9.7500        $ 9.0700
                                                      --------          --------        --------        --------        --------
  Income from operations:
    Net investment income                             $ 0.5235          $ 0.5458        $ 0.3626        $ 0.5113        $ 0.5204
    Net realized and unrealized gain (loss)
      on investments                                    1.5195           (1.6678)         0.5524          0.0937          1.4896
                                                      --------          --------        --------        --------        --------
      Total income (loss) from operations             $ 2.0430          $(1.1220)       $ 0.9150        $ 0.6050        $ 2.0100
                                                      --------          --------        --------        --------        --------
  Less distributions:
    From net investment income                        $(0.3641)         $(0.3880)       $(0.4650)       $(0.5200)       $(0.5200)
    In excess of net investment income                 (0.0389)          --              --              --              --
    From net realized gain                             (0.0775)          --              (0.6544)        (0.4750)        (0.8100)
    In excess of net realized gain                     (0.0625)          --             $(0.0156)        --              --
                                                      --------          --------        --------        --------        --------
      Total distributions                             $(0.5430)         $(0.3880)       $(1.1350)       $(0.9950)       $(1.3300)
                                                      --------          --------        --------        --------        --------
NET ASSET VALUE -- End of year                        $ 9.1300          $ 7.6300        $ 9.1400        $ 9.3600        $ 9.7500
                                                      ========          ========        ========        ========        ========
TOTAL RETURN(2)                                         27.52%          (12.28)%           9.49%           6.60%          23.61%
RATIOS/SUPPLEMENTAL DATA: (to average daily
  net assets)
  Interest expense(1)                                  --                --                0.20%           0.29%           0.38%
  Other expenses(1)                                      1.19%             1.18%           1.11%           1.10%           1.13%
  Net investment income before credit for taxes          4.49%             4.90%           4.64%           5.43%           5.60%
PORTFOLIO TURNOVER*                                    --                --                  63%             54%             69%
NET ASSETS AT END OF YEAR (000'S OMITTED)             $457,879          $445,133        $629,514        $564,912        $545,731
LEVERAGE ANALYSIS:(3)
  Amount of debt outstanding at end of year
    (000's omitted)                                    --                --              --             $ 47,045        $ 56,370
  Average daily balance of debt outstanding during
    year (000's omitted)                               --                --             $ 29,906(3)     $ 27,764        $ 25,901
  Average weekly balance of shares outstanding
   during year (000's omitted)                         --                --               61,377(3)       57,280          53,281
  Average amount of debt per share during period       --                --             $  0.487(3)     $  0.485        $  0.486

  * Portfolio Turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities. The portfolio turnover for the period since the Fund transferred substantially all of its investable assets to the
    Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.
(1) Includes the Fund's share of Total Return Portfolio's allocated expenses for the years ended December 31, 1995 and 1994, and the period from October 28, 1993, to December 31, 1993.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is not computed on an annualized basis.
(3) The Leverage Analysis is for the period January 1 to October 27, 1993 when the Fund transferred the line of credit to the
    Portfolio. The analysis for the year ended December 31, 1994 and the period October 28, 1993 to December 31, 1993 is shown in the Portfolio's financial statements which are included elsewhere in this report.

    The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Traditional Total Return Fund (the Fund), is a non-diversified entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a series in the Eaton Vance Special Investment Trust. The Fund invests all of its investable assets in interests in the Portfolio, a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (87.7% at December 31, 1995). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Valuations of securities by the Portfolio are discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments, options and financial futures transactions. Accordingly, no provision for federal income or excise tax is necessary.

D. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Fund in connection with its organization, are being amortized on the straight-line basis over five years.

E. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and dividends to shareholders are recorded on the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal tax purposes.

F. DISTRIBUTIONS -- Generally accepted accounting principles require that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                                 ---------------------------------------------------------
                                                                            1995                          1994
                                                                 --------------------------    ---------------------------
                                                                   SHARES         AMOUNT         SHARES         AMOUNT
                                                                 ----------    ------------    ----------    -------------
Sales                                                             1,704,188    $ 14,083,202     3,279,972    $  26,885,455
Issued to shareholders  electing to receive payment of
  distributions in Fund shares                                    2,525,349      21,374,284     2,334,236       18,717,592
Redemptions                                                     (12,417,731)   (101,834,133)  (16,175,890)    (129,209,101)
                                                                 ----------    ------------    ----------    -------------
    Net decrease                                                 (8,188,194)   $(66,376,647)  (10,561,682)   $ (83,606,054)
                                                                 ==========    ============   ===========    =============

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investments in the Portfolio aggregated $16,569,736 and $114,294,716, respectively.
------------------------------------------------------------------------------

(4) SERVICE PLAN
The Fund adopted a Service Plan on July 7, 1993 designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 and the service fee requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan replaced the Fund's distribution plan which became effective on July 1, 1987. The Service Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. During the year ended December 31, 1995 the Fund provided for $873,679 under the Plan to the Principal Underwriter and Authorized Firms.

------------------------------------------------------------------------------
(5) TRANSACTIONS WITH AFFILIATES
Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 3 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's of BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The custodian fee was paid to Investors Bank & Trust Company (IBT) for its services as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Portfolio maintains with IBT. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
EV TRADITIONAL TOTAL RETURN FUND, A SERIES OF EATON VANCE SPECIAL INVESTMENT
TRUST:

We have audited the accompanying statement of assets and liabilities of EV Traditional Total Return Fund (formerly Eaton Vance Total Return Trust), a series of Eaton Vance Special Investment Trust, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EV Traditional Total Return Fund, a series of Eaton Vance Special Investment Trust, as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.


                                              COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                  --------------------------------------------

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1995

-------------------------------------------------------------------------------
                              COMMON STOCKS - 81.2%
-------------------------------------------------------------------------------
Name of Company                                      Shares           Value
-------------------------------------------------------------------------------
BUSINESS SERVICES - 0.8%
U.S. Filter Corp.*                                   160,000       $  4,260,000
                                                                   ------------
ELECTRIC UTILITIES - 44.9%
Baltimore Gas & Electric Co.                         125,000       $  3,562,500
Carolina Power & Light Co.                           300,000         10,350,000
Central Louisiana Electric Co.                       200,000          5,375,000
Cilcorp Inc.                                          58,900          2,495,887
Cinergy Corp.                                        850,000         26,031,250
DPL Inc.                                             675,000         16,706,250
DQE, Inc.                                            590,000         18,142,500
FPL Group, Inc.                                      550,000         25,506,250
General Public Utilities Corp.                       250,000          8,500,000
Houston Industries, Inc.                             150,000          3,637,500
LG & E Energy Corp.                                   87,200          3,684,200
London Electricity                                   200,000          1,782,380
National Grid Holdings*                              706,155          2,187,245
National Power PLC                                   200,000            479,740
National Power PLC ADR                               267,500          2,474,375
NIPSCO Industries, Inc.                              400,000         15,300,000
Northern States Power Co. Minn.                       50,000          2,456,250
Ohio Edison Co.                                      300,000          7,050,000
PECO Energy Co.                                      200,000          6,025,000
Pinnacle West Capital Corp.                          300,000          8,625,000
Portland General Electric Corp.                      290,000          8,446,250
PowerGen PLC                                           6,024             49,803
SCE Corp                                             750,000         13,312,500
Southern Co.                                         575,000         14,159,375
Teco Energy, Inc.                                    310,000          7,943,750
Templeton Global Utilities, Inc.                      26,000            338,000
Texas Utilities Co.                                  156,500          6,436,062
Union Electric Co.                                    80,000          3,340,000
Wisconsin Energy Corp.                               150,400          4,606,000
WPS Resources Corp.                                  125,000          4,250,000
Yorkshire Electric Group*                            100,000          1,036,360
                                                                   ------------
                                                                   $234,289,427
                                                                   ------------
ENERGY - 1.7%
ENI SPA*                                             250,000       $  8,562,500
                                                                   ------------
FINANCIAL SERVICES - 7.3%
Fidelity Federal Bank Class A*                     1,624,741       $  3,757,214
First Defiance Financial                             300,000          3,037,500
First Interstate Bancorp                             141,000         19,246,500
GCR Holdings Ltd.*                                   205,000          4,612,500
FINANCIAL SERVICES (Continued)
Imperial Thrift & Loan Association*                   45,000            551,250
Klamath First Bancorp, Inc.*                          10,000            137,500
PMI Group, Inc.*                                      50,000          2,262,500
PNC Bank Corp.                                        90,000          2,902,500
St. Paul Bancorp, Inc.                                68,000          1,734,000
                                                                   ------------
                                                                   $ 38,241,464
                                                                   ------------
HEALTHCARE SERVICES - 0.4%
Emeritus Corp.*                                      180,000       $  2,092,500
                                                                   ------------
NATURAL GAS UTILITIES - 2.1%
K N Energy                                           200,000       $  5,825,000
MCN Corp.                                             87,000          2,022,750
Wicor Inc.                                            94,200          3,037,950
                                                                   ------------
                                                                   $ 10,885,700
                                                                   ------------
REITS - 3.6%
Apartment Investment
  & Management Co. Class A                           100,000       $  1,950,000
Cali Realty Corp.                                    150,000          3,281,250
Health Care Property Investors, Inc.                 126,000          4,425,750
Healthcare Realty Trust                               92,200          2,120,600
LTC Properties, Inc.                                 150,000          2,250,000
Redwood Trust, Inc.                                  100,000          1,825,000
Sun Communities Inc.                                 110,000          2,901,250
                                                                   ------------
                                                                   $ 18,753,850
                                                                   ------------
RETAIL - 0.1%
Ingles Markets Class A                                50,000       $    556,250
                                                                   ------------
TELECOMMUNICATIONS - 1.2%
Alcatel Alsthon Sponsored ADR                         50,000       $    874,999
Home Shopping Network, Inc.*                         400,000          3,600,000
Nokia Corp.                                           50,000          1,943,750
                                                                   ------------
                                                                   $  6,418,749
                                                                   ------------
TELEPHONE UTILITIES - 19.1%
Ameritech Corp.                                      150,000       $  8,850,000
ACC Corp.                                             50,000          1,153,125
AT&T Corp.                                            50,000          3,237,500
CAI Wireless Systems, Inc.*                           80,000            770,000
Cellular Communications, Inc.*                        91,700          2,544,675
DST Systems Inc.*                                     60,000          1,710,000
Frontier Corp.                                     1,205,000         36,150,000
Globolstar Telecommunications*                         5,000            188,750
GTE Corp.                                             75,000          3,300,000
Mannesmann A.G. Ord                                    5,000          1,594,730
TELEPHONE UTILITIES (Continued)
Midcom Communications, Inc.*                          89,700          1,637,025
NYNEX Corp.                                          150,000          8,100,000
SBC Communications, Inc.                             225,000         12,937,500
Sprint Corp.                                          10,000            398,750
Tele Danmark A/S*                                     50,000          1,381,250
Telephone & Data Systems, Inc.                       100,000          3,950,000
U.S. West Inc.                                       230,000          8,222,500
U.S. West Media Group*                               185,000          3,515,000
                                                                   ------------
                                                                   $ 99,640,805
                                                                   ------------
    TOTAL COMMON STOCKS
      (Identified cost, $329,651,929)                              $423,701,245
                                                                   ------------
-------------------------------------------------------------------------------
                       CONVERTIBLE PREFERRED STOCKS - 7.8%
-------------------------------------------------------------------------------
Alco Standard Corp., 6.5s                             10,000       $    855,000
Allstate Corp., 6.76s                                110,000          4,510,000
Enron Corp., 6.25s                                    30,000            720,000
Fidelity Federal Bank, 12s                           250,000          6,406,250
First Washington Realty Trust, 9.75s                  45,000          1,023,750
Freeport McMoRan Copper & Gold, 5s                    90,000          2,452,500
Philippines Long Distance
  Telephone, 7s                                      194,000         10,100,125
Prime Retail Inc. Series B, 8.5s                     255,000          4,526,250
St. Paul Capital, 6s                                  75,000          4,218,750
Sovereign Bancorp, 6.25s                             105,000          5,985,000
                                                                    -----------
    TOTAL CONVERTIBLE PREFERRED STOCKS
      (identified cost, $38,727,055)                               $ 40,797,625
                                                                   ------------
-------------------------------------------------------------------------------
                            CONVERTIBLE BONDS - 6.5%
-------------------------------------------------------------------------------
                                                   Face Amount
Name of Company                                   (000's Omitted)       Value
-------------------------------------------------------------------------------
Assisted Living, 7s, 8/15/05                         $ 2,000       $  2,080,000
Cooper Industries, Inc., 6s,
  "WYMN " DECS                                           115          1,581,250
Danka Business, 6.75s, 4/1/02                          2,000          2,805,000
Fort Bend Holdings Corp.,
  8s, 12/1/05                                          2,000          2,027,500
National Health Investment,
  7.75s, 1/1/01                                        2,000          2,000,000
Novacare Inc., 5.5s, 1/15/00                          10,000          8,162,500
Softkey International, Inc.,
  5.5s, 11/1/00                                        3,000          2,205,000
Theratx Inc., 8s, 2/1/02                               6,000          5,475,000
Thermo Electron Corp., 4.25s, 1/1/03**                 1,000          1,000,000
VLSI Technology, 8.25%, 10/1/05                        7,000          6,457,500
                                                                   ------------
    TOTAL CONVERTIBLE BONDS
      (identified cost, $33,339,744)                               $ 33,793,750
                                                                   ------------

-------------------------------------------------------------------------------
                          SHORT-TERM OBLIGATION - 1.5%
-------------------------------------------------------------------------------
                                                   Face Amount
Name of Company                                   (000's Omitted)       Value
-------------------------------------------------------------------------------
Melville Corp., 5.9s, 1/2/96                         $ 7,744       $  7,742,730
                                                                   ------------
    TOTAL SHORT-TERM OBLIGATION,
      AT AMORTIZED COST                                            $  7,742,730
                                                                   ------------
    TOTAL INVESTMENTS - 97.0%
      (IDENTIFIED COST, $409,461,458)                              $506,035,350
    OTHER ASSETS, LESS LIABILITIES - 3.0%                            15,634,975
                                                                   ------------
    NET ASSETS - 100%                                              $521,670,325
                                                                   ============
 *Non-income producing security
**Security purchased on a delayed basis (Note 1E)
ADR  - American Depository Receipt
REIT - Real Estate Investment Trust


                 The accompanying notes are an integral part
                         of the financial statements

                             FINANCIAL STATEMENTS
                     STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                              December 31, 1995
-------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $409,461,458)                                                  $506,035,350
  Cash                                                                1,749,910
  Receivable for investments sold                                    15,561,601
  Dividends receivable                                                1,656,271
  Interest receivable                                                   763,215
  Deferred organization expenses (Note 1F)                               11,830
  Foreign tax reclaim receivable                                         59,781
                                                                   ------------
      Total assets                                                 $525,837,958
LIABILITIES:
  Payable for investments purchased                 $4,101,362
  Payable to affiliate --
    Trustees' fees                                       4,640
  Accrued expenses                                      61,631
                                                    ----------
      Total liabilities                                               4,167,633
                                                                   ------------
NET ASSETS applicable to investors' interest in Portfolio          $521,670,325
                                                                   ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
   withdrawals                                                     $425,079,473
  Unrealized appreciation of investments
  (computed on the basis of identified cost)                         96,590,852
                                                                   ------------
      Total net assets                                             $521,670,325
                                                                   ============

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                     For the Year Ended December 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividend income (net of withholding taxes, $288,697)           $ 25,020,308
    Interest income                                                   3,493,504
                                                                   ------------
        Total income                                               $ 28,513,812
  Expenses --
    Investment adviser fee (Note 3)         $ 3,772,142
    Compensation of Trustees not members
      of the Investment Adviser's
      organization (Note 3)                      19,014
    Custodian fee (Note 3)                      196,160
    Commitment fee                              151,668
    Printing and postage                            272
    Legal and accounting services                61,284
    Amortization of deferred organization
      expenses (Note 1F)                          4,197
    Miscellaneous                                12,136
                                            -----------
      Total expenses                                                  4,216,873
                                                                   ------------
        Net investment income                                      $ 24,296,939
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
  Net realized gain (loss)
   (identified cost basis) --
    Investment transactions                  $25,034,154
    Financial futures contracts               (8,405,750)
                                             -----------
      Net realized gain on investments
       and financial futures contracts       $16,628,404
  Change in unrealized appreciation --
    Investment transactions                  $80,813,152
    Financial futures contracts                2,152,500
                                             -----------
      Net change in unrealized appreciation                          82,965,652
                                                                   ------------
          Net realized and unrealized
           gain on investments                                       99,594,056
                                                                   ------------
            Net increase in net assets
             resulting from operations                             $123,890,995
                                                                   ============

    The accompanying notes are an integral part of the financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                 ------------------------------
                                                       1995            1994
                                                 --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                        $  24,296,939   $  28,785,986
    Net realized gain (loss) on investment
     transactions and financial
     futures contracts                              16,628,404     (15,151,998)
    Change in unrealized appreciation of
     investments                                    82,965,652     (89,492,365)
                                                 -------------   -------------
      Net increase (decrease) in net assets
       resulting from operations                 $ 123,890,995   $ (75,858,377)
                                                 -------------   -------------
  Capital transactions --
    Contributions                                $  29,142,153   $  97,021,559
    Withdrawals                                   (136,929,715)   (152,162,876)
                                                 -------------   -------------
      Decrease in net assets resulting from
       capital transactions                      $(107,787,562)  $ (55,141,317)
                                                 -------------   -------------
        Total increase (decrease) in net
         assets                                  $  16,103,433   $(130,999,694)
NET ASSETS:
  At beginning of year                             505,566,892     636,566,586
                                                 -------------   -------------
  At end of year                                 $ 521,670,325   $ 505,566,892
                                                 =============   =============
------------------------------------------------------------------------------
                              SUPPLEMENTARY DATA
------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                                  --------------------------
                                                  1995      1994       1993*
                                                  ----      ----       -----
RATIOS (As a percentage of average
 daily assets):
  Expenses                                        0.84%     0.85%      0.91%+
  Net investment income                           4.83%     5.22%      4.57%+
PORTFOLIO TURNOVER                                 103%      107%        16%

LEVERAGE ANALYSIS:
  Average daily balance of debt outstanding
   during period (000's omitted)                   $232    $3,137    $15,452
+Computed on an annualized basis.
*For the period from the start of business, October 28, 1993, to December 31, 1993.

   The accompanying notes are an integral part of the financial statements

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

-------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES Total Return Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified open-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sales prices or, if there has been no sale, at the mean between the closing bid and asked prices. Unlisted securities are valued at the mean between the latest available bid and asked prices. Options and financial futures contracts are valued at the last sale price, as quoted on the principal exchange or board of trade on which such options or contracts are traded or, in the absence of a sale, the mean between the last bid and asked prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. Securities for which market quotations are unavailable are appraised at their fair value as determined in good faith by or at the direction of the Trustees.

B. INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investors' distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C. OPTION ACCOUNTING PRINCIPLES -- Upon the writing of a covered call option, an amount equal to the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written in accordance with the Portfolio's policies on investment valuations discussed above. Premiums received from writing call options which expire are treated as realized gains. Premiums received from writing call options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. The Portfolio, as writer of a call option, may have no control over whether the underlying securities may be sold and, as a result, bears the market risk or an unfavorable change in the price of the securities underlying the written option.

D. FINANCIAL FUTURES CONTRACTS -- Upon the entering of a financial futures contract, the Portfolio is required to deposit an amount ("initial margin") either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. When the Portfolio enters into a closing transaction, the Portfolio will realize for book purposes a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates, security prices, commodity prices or currency exchange rates. Should interest rates, security prices, commodity prices or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. DELAYED DELIVERY TRANSACTIONS -- The Fund may purchase or sell securities on a when-issued or forward committment basis. Payment and delivery may take place at a period in time after the date of the transaction. At the time the transaction is negotiated, the price of the security will be delivered and paid for are fixed. Losses may arise due to changes in the market value of the underlying securities if the counterparty does not perform under the contract.

F. DEFERRED ORGANIZATION EXPENSES -- Costs incurred by the Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

G. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are determined on the identified cost basis.
-------------------------------------------------------------------------------
(2) INVESTMENT TRANSACTIONS

Purchases and sales of investments, other than short-term obligations, aggregrated $492,715,872 and $590,882,397, respectively.
-------------------------------------------------------------------------------
(3) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of average daily net asets. For the year ended December 31, 1995, the fee was equivalent to 0.75% of the Portfolio's average net assets for such period and amounted to $3,772,142. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Investors Bank & Trust Company (IBT), serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custody fees are reported as a reduction of expenses in the Statement of Operations. Certain of the officers and Trustees of the Portfolio are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.
-------------------------------------------------------------------------------
(4) LINE OF CREDIT

The Portfolio participates with other portfolios and funds
managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. The Portfolio expects to use the proceeds of the advances primarily for leveraging purposes. Borrowings by the Portfolio under the Credit Agreement will not exceed the lesser of 1/3 of the market value of the net assets of the Portfolio or $60,000,000. Interest is charged to each portfolio based on its borrrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. At December 31, 1995 there were no outstanding loans under the line of credit.
-------------------------------------------------------------------------------
(5) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $410,032,499
                                                                   ============
Gross unrealized appreciation                                      $ 99,292,413
Gross unrealized depreciation                                         3,272,602
                                                                   ------------
Net unrealized appreciation                                        $ 96,019,811
                                                                   ============
-------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1995 there were no outstanding obligations under these financial instruments.

                      REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF
TOTAL RETURN PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio, including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years then ended and supplementary data for each of the two years then ended and for the period from October 28, 1993 (start of business) to December 31, 1993. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets for each of the two years then ended and the supplementary data for each of the two years then ended, and for the period from October 28, 1993 (start of business), to December 31, 1993, in conformity with generally accepted accounting principles.
                                              COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
FEBRUARY 2, 1996

                         ---------------------------
                            INVESTMENT MANAGEMENT

EV TRADITIONAL       OFFICERS              TRUSTEES
TOTAL RETURN FUND    JAMES B. HAWKES       M. DOZIER GARDNER
24 Federal Street    President, Trustee    President, EVM
Boston, MA 02110
                     CLIFFORD H. KRAUSS    DONALD R. DWIGHT
                     Vice President        President, Dwight Partners, Inc.
                                            Chairman, Newspapers of
                     JAMES L. O'CONNOR     New England, Inc.
                     Treasurer
                                           SAMUEL L. HAYES, III
                     THOMAS OTIS           Jacob H. Schiff Professor of
                     Secretary             Investment Banking, Harvard
                                           University Graduate School of
                                           Business Administration

                                           NORTON H. REAMER
                                           President and Director,
                                           United Asset  Management Corporation

                                           JOHN L. THORNDIKE
                                           Director, Fiduciary Company
                                           Incorporated

                                           JACK L. TREYNOR
                                           Investment Adviser and
                                           Consultant

-------------------------------------------------------------------------------

TOTAL RETURN         OFFICERS              TRUSTEES
PORTFOLIO            M. DOZIER GARDNER     DONALD R. DWIGHT
24 Federal Street    President, Trustee    President, Dwight Partners, Inc.
Boston, MA 02110                             Chairman, Newspapers of
                     JAMES B. HAWKES       New England, Inc.
                     Vice President,
                     Trustee               SAMUEL L. HAYES, III
                                           Jacob H. Schiff Professor of
                     TIMOTHY O'BRIEN       Investment Banking, Harvard
                     Vice President and    University Graduate School of
                     Portfolio Manager     Business Administration

                     JAMES L. O'CONNOR     NORTON H. REAMER
                     Treasurer             President and Director,
                                           United Asset Management
                     THOMAS OTIS           Corporation
                     Secretary
                                           JOHN L. THORNDIKE
                                           Director, Fiduciary Company
                                           Incorporated

                                           JACK L. TREYNOR
                                           Investment Adviser and
                                           Consultant